EXHIBIT  99.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
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            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I,  Vince  Vellardita,  the  Chief  Executive  Officer  of  ValCom,  Inc.  (the
"Company"),   certify,  pursuant  to  Section  906 of the Sarbanes-Oxley Act of
2002, 18  U.S.C.  Section  1350,  that  to  the  best  of  my  knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)      the information contained  in  the  Report  fairly  presents,  in  all
material respects,   the   financial   condition  and  results of operations of
the Company.



Dated:  August 15,2005
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/s/  Vince  Vellardita
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Name:  Vince  Vellardita
Title:  Chief  Executive  Officer